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                                                                  EXHIBIT  10(k)



                            U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD


Under the authority of Public Law       95-91 Department of Energy Org.
                                        Act; 1-6-554 Small Business
                                        Reauthorization Act of 200
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1. PROJECT TITLE

   Feasability of Cost Effective, Long Length, BSCCO 2212 Round Wires, for Very High Field Magnets Beyond 12 Tesla at 4.2 Kelvin
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2. INSTRUMENT TYPE

/X/ GRANT      /_/ COOPERATIVE AGREEMENT
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3. RECIPIENT (Name, address, zip code)
   SCI Engineered Materials, Inc
   2839 Charter Street
   Columbus, Ohio 43228-4607
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4. INSTRUMENT NO.
   DE-FG02-05ER84372
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5.  AMENDMENT NO.
    A000
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6.  BUDGET PERIOD
    FROM:  06/27/2005
    THRU:  06/26/2006
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7.  PROJECT PERIOD
    FROM:  06/22/2005
    THRU:  03/26/2006
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8.  RECIPIENT PROJECT DIRECTOR (Name, phone and e-mail)
    Dr. Scott Campbell (614) 486-0261   Scott@sciengineeredmaterials.com
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9.  RECIPIENT BUSINESS OFFICER: (Name, address, phone and e-mail)
    Daniel Rooney (614)486-0261   dan@sciengineeredmaterials.com
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10. TYPE OF AWARD
/x/ NEW         //  CONTINUATION        /_/   RENEWAL
/_/ REVISION    /_/  SUPPLEMENT
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11. DOE PROJECT OFFICER (Name, address, phone and e-mail)
    Lek K. Len  SC-20
    Germantown Building
    U.S. Department of Energy
    1000 Independence Avenue, S.W.
    Washington, DC  20585-1290
    TEL No. 301-903-3233        lk.len@science.doe.gov
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12. DOE AWARD ADMINISTRATOR (Name, address, phone and e-mail)
    Sherida Cobbs
    U.S. Department of Energy/ACQ
    Chicago Office
    9800 South Cass Avenue
    Argonne, IL  60439
    TEL NO. 630-252-2133  FAX NO. 630-252-5045  sherida.cobbs@ch.doe.gov
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13. RECIPIENT TYPE
    /_/ STATE GOV'T     /_/  INDIAN TRIBAL GOV'T     /_/    HOSPITAL
    /_/ LOCAL GOV'T     /_/  INSTITUTION OF          /_/    OTHER NONPROFIT
                            HIGHER EDUCATION               ORGANIZATION
   /X/  FOR PROFIT ORGANIZATION           /_/  INDIVIDUAL
   /X/  C     /_/   P   /_/   SP          /_/  OTHER (specify)
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14. ACCOUNTING AND APPROPRIATIONS DATA
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 a. Appropriation Symbol    b. B & R Number     c. FT/AFP/OC     d. CFA Number
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      89X0222.91              KM0000000         WA/CH/410         N/A
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15. EMPLOYER I.D. NUMBER

      A. TIN:  31-1210318   B. DUNS:  181-094-509

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16. BUDGET AND FUNDING INFORMATION
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    a.  CURRENT BUDGET PERIOD INFORMATION
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(1)  DOE Funds Obligated This Action                                 $99,793.00
(2)  DOE Funds Authorized for Carry Over                             $     0.00
(3)  DOE Funds Previously Obligated in this Budget Period            $     0.00
(4)  DOE Share of Total Approved Budget                              $99,793.00
(5)  Recipient share of Total Approved Budget                        $     0.00
(6)  Total Approved Budget                                           $99,793.00
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            b.  CUMULATIVE DOE OBLIGATIONS
(1)  This Budget Period                                              $99,793.00
     [(Total of lines a.(1) and a.(3)]

(2)  Prior budget Periods                                            $     0.00

(3)  Project Period to Date                                          $99,793.00
     [(Total of lines b.(1) and b.(2)]
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17. TOTAL ESTIMATED COST OF PROJECT $___N/A________________ (This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)
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18. AWARD/AGREEMENT TERMS AND CONDITIONS
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    This award/agreement consists of this form plus the following:
    a. Special terms and conditions.
    b. Applicable program regulations specify)  10 CFR, Part 605, as amended
                                                --------------------------
                                (Date) 09/03/1992

    c. DOE Financial Assistance Regualtions, 10 CFR 600, at http://ecfr,gpoaccess.gov or, if the award is a grant to a Federal Demonstration Partnership (FDP) institution, the FDP Terms and Conditions and the DOE-FDP Agency Specific Requirements at http://www.nsf.gov/awards/managing/fed_dem_part.jsp
    d. Application/proposal as approved by DOE.
    e. National Policy Assurances to Be Incorporated as Award Terms at http://grants.pr.doe.gov
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19. REMARKS
    The following terms and conditions, attached hereto, are made a part hereof:
General Terms and Conditions for DOE SBIR and STTR Grants, dated APR 2005; Special Terms and Conditions for Grants and Cooperative Agreements, coded Special T&C/0605 (Modified -SBIR/STTR); and the Federal Assistance Reporting Checklist and Instructions, coded SBIR/STTR-APR 2005.
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20. EVIDENCE OF RECIPIENT ACCEPTANCE
               /s/Daniel Rooney                                        7/25/05
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      (Signature of Authorized Recipient Official)            (Date)
               Daniel Rooney
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                      (Name)

                   President and CEO
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                     (Title)

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21.  AWARDED BY:

                /s/ John D. Greenwood
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                     (Signature)                  (Date)

       John D. Greenwood, Assistant Manager for Acquisition and Assistance
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                                     (Name)

                               Contracting Officer
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                                     (Title)